RNC MUTUAL FUND GROUP, INC.
                          SUPPLEMENT TO THE PROSPECTUS
                             DATED JANUARY 15, 1998

                       SUPPLEMENT DATED FEBRUARY 19, 1998


Bank Austria America, the indirect parent holding company for the Funds' Adviser, RNC Capital Management Co. ("RNC"), has agreed to sell its interest in RNC to a new limited liability company formed by the Adviser's chief executive officer. This buy-back transaction is expected to be consummated on March 31, 1998. The proposed change in the Adviser's ownership is not expected to change either the fee structure, portfolio management or day-to-day operations of the Funds, but it will require action on the part of the Funds' Directors and each Fund's shareholders. A proxy statement describing the proposed buy-back will be available shortly.